EXHIBIT 99.1

                          COMCAST HOLDINGS CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of Comcast Holdings Corporation ("Comcast Holdings") as of June 30, 2003 and Unaudited Pro Forma Condensed Consolidated Statements of Operations of Comcast Holdings for the six months ended June 30, 2003 and the years ended December 31, 2002, 2001 and 2000 give effect to the sale of Comcast Holdings' approximate 57% interest in QVC, Inc. ("QVC"). The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the sale of QVC occurred on June 30, 2003 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations assume the sale of QVC occurred on January 1, 2000, with all statements presented subject to the assumptions and adjustments as set forth in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

On September 17, 2003, Comcast Corporation ("Comcast"), in accordance with the Amended and Restated Stock Purchase Agreement dated as of June 30, 2003 and executed on July 3, 2003 (the "Agreement"), among Comcast QVC, Inc. ("Comcast QVC"), a wholly-owned indirect subsidiary of Comcast Holdings, Comcast, Liberty Media Corporation ("Liberty") and QVC, among other things, completed the sale to Liberty of all shares of QVC common stock held by a number of direct wholly-owned subsidiaries of Comcast QVC for an aggregate amount of approximately $4 billion principal amount of Liberty's Floating Rate Senior Notes due 2006 (the "Liberty Notes"), approximately $1.35 billion in cash and approximately 218 million shares of Liberty Series A common stock. Pursuant to the Agreement, the shares of Liberty Series A common stock received by Comcast QVC were valued at $11.71 per share and represent approximately 7.5% of Liberty's common stock outstanding. The shares had a market value on the closing date of $10.73 per share, which was used for valuing such consideration in the accompanying unaudited pro forma condensed consolidated financial statements. Resales of the Liberty Notes and shares of Liberty Series A common stock received in the transaction have been registered with the Securities and Exchange Commission pursuant to the Agreement. On September 24, 2003, Comcast, through wholly-owned indirect subsidiaries of Comcast Holdings, sold an aggregate of $3.0 billion principal amount of the Liberty Notes for net proceeds of approximately $3.0 billion. Comcast Holdings will report QVC as a discontinued operation, in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not necessarily represent what Comcast Holdings' financial position or results of operations would have been had the sale of QVC occurred on such dates or to project Comcast Holdings' financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements of Comcast Holdings.

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
                                                   COMCAST HOLDINGS CORPORATION
                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                         AT JUNE 30, 2003

                                                                                           (Dollars in millions)
                                                                           Historical                                 Pro Forma
                                                                             Comcast    Historical    Pro Forma        Comcast
                                                                            Holdings      QVC (a)    Adjustments       Holdings
                                                                           -----------  -----------  -----------      ----------
ASSETS
CURRENT ASSETS
   Cash and cash equivalents............................................        $1,298        ($508)      $1,350(b)       $2,140
   Investments..........................................................           179          (17)                         162
   Accounts receivable, net.............................................           959         (532)                         427
   Inventories, net.....................................................           506         (506)
   Deferred income taxes................................................           137         (137)
   Due from affiliates..................................................           317                                       317
   Other current assets.................................................           176          (21)                         155
                                                                           -----------  -----------  -----------      ----------
       Total current assets.............................................         3,572       (1,721)       1,350           3,201
                                                                           -----------  -----------  -----------      ----------
NOTES RECEIVABLE FROM AFFILIATE.........................................           198                                       198
INVESTMENTS.............................................................           694           (4)       6,336(b)(d)     7,026
PROPERTY AND EQUIPMENT, net.............................................         6,902         (487)                       6,415
FRANCHISE RIGHTS........................................................        16,631                                    16,631
GOODWILL................................................................         6,446         (835)                       5,611
OTHER INTANGIBLE ASSETS, net............................................         1,388         (170)                       1,218
OTHER NONCURRENT ASSETS, net............................................           362          (94)                         268
                                                                           -----------  -----------  -----------      ----------
                                                                               $36,193      ($3,311)      $7,686         $40,568
                                                                           ===========  ===========  ===========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable.....................................................           662         (399)      $                  263
   Accrued expenses and other current liabilities.......................         1,909         (392)       1,980(b)        3,497
   Deferred income taxes................................................            45                                        45
   Current portion of long-term debt....................................           378                                       378
                                                                           -----------  -----------  -----------      ----------
       Total current liabilities........................................         2,994         (791)       1,980           4,183
                                                                           -----------  -----------  -----------      ----------
LONG-TERM DEBT, less current portion....................................         8,108                                     8,108
                                                                           -----------  -----------  -----------      ----------
NOTES PAYABLE TO AFFILIATES.............................................           565                                       565
                                                                           -----------  -----------  -----------      ----------
DEFERRED INCOME TAXES...................................................         7,016           (4)         841(b)        7,853
                                                                           -----------  -----------  -----------      ----------
OTHER NONCURRENT LIABILITIES............................................         1,107          (53)                       1,054
                                                                           -----------  -----------  -----------      ----------
MINORITY INTEREST.......................................................         1,267         (981)                         286
                                                                           -----------  -----------  -----------      ----------
STOCKHOLDERS' EQUITY....................................................        15,136       (1,482)       4,865(b)       18,519
                                                                           -----------  -----------  -----------      ----------
                                                                               $36,193      ($3,311)      $7,686         $40,568
                                                                           ===========  ===========  ===========      ==========

See notes to unaudited pro forma condensed consolidated financial statements.


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

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
                                                   COMCAST HOLDINGS CORPORATION
                                            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                                     STATEMENT OF OPERATIONS
                                              FOR THE SIX MONTHS ENDED JUNE 30, 2003




                                                                                          (Dollars in millions)

                                                                              Historical                             Pro Forma
                                                                               Comcast    Historical    Pro Forma     Comcast
                                                                               Holdings     QVC (a)    Adjustments   Holdings
                                                                            -------------------------  -----------   ---------
REVENUES
    Service revenues.......................................................        $3,802      $               $10(c)   $3,812
    Net sales from electronic retailing....................................         2,163      (2,163)
                                                                            ------------- -----------  -----------   ---------
                                                                                    5,965      (2,163)          10       3,812
                                                                            ------------- -----------  -----------   ---------
COSTS AND EXPENSES
    Operating (excluding depreciation).....................................         1,637        (263)          10(c)    1,384
    Cost of goods sold from electronic retailing (excluding depreciation)..         1,370      (1,370)
    Selling, general and administrative....................................         1,079        (100)                     979
    Depreciation...........................................................           673         (40)                     633
    Amortization...........................................................           113         (25)                      88
                                                                            ------------- -----------  -----------   ---------
                                                                                    4,872      (1,798)          10       3,084
                                                                            ------------- -----------  -----------   ---------
OPERATING INCOME...........................................................         1,093        (365)                     728
OTHER INCOME (EXPENSE)
    Interest expense.......................................................          (342)          3                     (339)
    Investment loss, net...................................................            (6)        (14)                     (20)
    Equity in net losses of affiliates.....................................           (34)          4                      (30)
    Other income (expense).................................................             2                                    2
                                                                            ------------- -----------  -----------   ---------
                                                                                     (380)         (7)                    (387)
                                                                            ------------- -----------  -----------   ---------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
MINORITY INTEREST..........................................................           713        (372)                     341
INCOME TAX EXPENSE.........................................................          (269)        137                     (132)
                                                                            ------------- -----------  -----------   ---------

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST.................           444        (235)                     209
MINORITY INTEREST..........................................................          (126)        106                      (20)
                                                                            ------------- -----------  -----------   ---------
INCOME FROM CONTINUING OPERATIONS..........................................          $318       ($129)      $             $189
                                                                            ============= ===========  ===========   =========


See notes to unaudited pro forma condensed consolidated financial statements.


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


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
                                                    COMCAST HOLDINGS CORPORATION
                                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                                       STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                (Dollars in millions)

                                                                                 Historical                               Pro Forma
                                                                                   Comcast    Historical     Pro Forma     Comcast
                                                                                  Holdings      QVC (a)     Adjustments   Holdings
                                                                                 -----------  -----------   -----------   ---------
REVENUES
   Service revenues............................................................       $6,895      $                 $23(c)   $6,918
   Net sales from electronic retailing.........................................        4,381       (4,381)
                                                                                 -----------  -----------   -----------   ---------
                                                                                      11,276       (4,381)           23       6,918
                                                                                 -----------  -----------   -----------   ---------
COSTS AND EXPENSES
   Operating (excluding depreciation)..........................................        3,015         (519)           20(c)    2,516
   Cost of goods sold from electronic retailing (excluding depreciation).......        2,793       (2,793)
   Selling, general and administrative.........................................        1,918         (211)                    1,707
   Depreciation................................................................        1,425          (81)                    1,344
   Amortization................................................................          213          (39)            3(c)      177
                                                                                 -----------  -----------   -----------   ---------
                                                                                       9,364       (3,643)           23       5,744
                                                                                 -----------  -----------   -----------   ---------
OPERATING INCOME (LOSS)........................................................        1,912         (738)                    1,174
OTHER INCOME (EXPENSE)
   Interest expense............................................................         (725)          14                      (711)
   Investment loss.............................................................         (658)          92                      (566)
   Equity in net losses of affiliates..........................................         (103)           8                       (95)
   Other income................................................................           (4)                                    (4)
                                                                                 -----------  -----------   -----------   ---------
                                                                                      (1,490)         114                    (1,376)
                                                                                 -----------  -----------   -----------   ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
   MINORITY INTEREST...........................................................          422         (624)                     (202)
INCOME TAX (EXPENSE) BENEFIT...................................................         (246)         262                        16
                                                                                 -----------  -----------   -----------   ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST..............          176         (362)                     (186)
MINORITY INTEREST..............................................................         (196)         169                       (27)
                                                                                 -----------  -----------   -----------   ---------
LOSS FROM CONTINUING OPERATIONS................................................         ($20)       ($193)       $            ($213)
                                                                                 ===========  ===========   ===========   =========


See notes to unaudited pro forma condensed consolidated financial statements.

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

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
                                                    COMCAST HOLDINGS CORPORATION
                                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                                       STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                (Dollars in millions)

                                                                                 Historical                               Pro Forma
                                                                                   Comcast    Historical     Pro Forma     Comcast
                                                                                  Holdings      QVC (a)     Adjustments   Holdings
                                                                                 -----------  -----------   -----------   ---------
REVENUES
   Service revenues............................................................       $5,919                        $18(c)   $5,937
   Net sales from electronic retailing.........................................        3,917       (3,917)
                                                                                 -----------  -----------   -----------   ---------
                                                                                       9,836       (3,917)           18       5,937
                                                                                 -----------  -----------   -----------   ---------
COSTS AND EXPENSES
   Operating (excluding depreciation)..........................................        2,906         (478)           18(c)    2,446
   Cost of goods sold from electronic retailing (excluding depreciation).......        2,514       (2,514)
   Selling, general and administrative.........................................        1,746         (203)                    1,543
   Depreciation................................................................        1,211          (81)                    1,130
   Amortization................................................................        2,205          (62)                    2,143
                                                                                 -----------  -----------   -----------   ---------
                                                                                      10,582       (3,338)           18       7,262
                                                                                 -----------  -----------   -----------   ---------
OPERATING INCOME (LOSS)........................................................         (746)        (579)                   (1,325)
OTHER INCOME (EXPENSE)
   Interest expense............................................................         (734)          26                      (708)
   Investment income...........................................................        1,062          (91)                      971
   Equity in net losses of affiliates..........................................          (29)          13                       (16)
   Other income................................................................        1,301            4                     1,305
                                                                                 -----------  -----------   -----------   ---------
                                                                                       1,600          (48)                    1,552
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
   MINORITY INTEREST AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE................          854         (627)                      227
INCOME TAX EXPENSE.............................................................         (470)         254                      (216)
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST
   AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE..................................          384         (373)                       11
MINORITY INTEREST..............................................................         (160)         153                        (7)
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE.................................................         $224        ($220)       $               $4
                                                                                 ===========  ===========   ===========   =========

See notes to unaudited pro forma condensed consolidated financial statements.


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

                                                    COMCAST HOLDINGS CORPORATION
                                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                                       STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                                (Dollars in millions)

                                                                                 Historical                               Pro Forma
                                                                                   Comcast    Historical     Pro Forma     Comcast
                                                                                  Holdings      QVC (a)     Adjustments   Holdings
                                                                                 -----------  -----------   -----------   ---------
REVENUES
   Service revenues............................................................       $4,821                        $15 (c)  $4,836
   Net sales from electronic retailing.........................................        3,536       (3,536)
                                                                                 -----------  -----------   -----------   ---------
                                                                                       8,357       (3,536)           15      $4,836
                                                                                 -----------  -----------   -----------   ---------
COSTS AND EXPENSES
   Operating (excluding depreciation)..........................................        2,210         (439)           15 (c)   1,786
   Cost of goods sold from electronic retailing (excluding depreciation).......        2,285       (2,285)
   Selling, general and administrative.........................................        1,404         (193)                    1,211
   Depreciation................................................................          837          (58)                      779
   Amortization................................................................        1,782          (68)                    1,714
                                                                                 -----------  -----------   -----------   ---------
                                                                                       8,518       (3,043)           15       5,490
                                                                                 -----------  -----------   -----------   ---------
OPERATING INCOME (LOSS)........................................................         (161)        (493)                     (654)
OTHER INCOME (EXPENSE)
   Interest expense............................................................         (728)          35                      (693)
   Investment income...........................................................          984          (24)                      960
   Income related to indexed debt..............................................          666                                    666
   Equity in net losses of affiliates..........................................          (22)           5                       (17)
   Other income................................................................        2,826                                  2,826
                                                                                 -----------  -----------   -----------   ---------
                                                                                       3,726           16                     3,742
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
   MINORITY INTEREST...........................................................        3,565         (477)                    3,088
INCOME TAX EXPENSE.............................................................       (1,429)         217                    (1,212)
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST.....................        2,136         (260)                    1,876
MINORITY INTEREST..............................................................         (115)         112                        (3)
                                                                                 -----------  -----------   -----------   ---------
INCOME FROM CONTINUING OPERATIONS..............................................       $2,021        ($148)       $           $1,873
                                                                                 ===========  ===========   ===========   =========

See notes to unaudited pro forma condensed consolidated financial statements.


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

                          COMCAST HOLDINGS CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) This column deducts the historical balances and results of operations of QVC to reflect the sale of QVC.

(b) To reflect the consideration received from Liberty in the form of $1.350 billion in cash, approximately 218 million shares of Liberty's Series A common stock with a fair value of $2.336 billion at September 17, 2003 and $4.0 billion in three-year senior unsecured notes. The consideration received, net of $46 million in transaction costs, over Comcast Holdings' carrying value of the net assets of QVC is expected to result in an estimated gain of approximately $3.3 billion, net of tax.

(c) Adjustment reflects the reversal of the elimination of intercompany transactions between Comcast Holdings and QVC.

(d) On September 24, 2003, Comcast, through wholly-owned indirect subsidiaries of Comcast Holdings, sold an aggregate of $3.0 billion principal amount of the Liberty Notes for net proceeds of approximately $3.0 billion. The unaudited pro forma condensed consolidated balance sheet does not reflect the sale of such Liberty Notes.



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